Wells Fargo Securities Research & Economics Specialty Finance Conference May 16, 2013 Exhibit 99.1

Forward
Looking Statements
This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. Such statements, including information relating to the Company’s expectations for future distributions and market conditions, are not considered historical facts and are considered forward-looking information under the federal securities laws. This information may contain words such as “believes,” “plans,” “expects,” “intends,” “estimates” or similar expressions.
This information is not a guarantee of the Company’s future performance and is subject to risks, uncertainties and other important factors that could cause the Company’s actual performance or achievements to differ materially from those expressed or implied by this forward-looking information and include, without limitation, changes in the Company’s distribution policy, changes in the
Company’s ability to pay distributions, changes in the market value and yield of our assets, changes in interest rates and the yield curve, net interest margin, return on equity, availability and terms of financing and hedging and various other risks and uncertainties related to our business and the economy, some of which are described in our filings with the SEC. Given these uncertainties, you should not rely on forward-looking information. The Company undertakes no obligations to update any forward-looking information, whether as a result of new information, future events or otherwise.

CYS Overview
Focus on Cost
Efficiency
Target Assets
Agency Residential Mortgage Backed Securities
A Real Estate Investment Trust Formed in January 2006
Ample Financing
Sources
Financing lines with 37 lenders
Swap agreements with 18 counterparties
Dividend Policy
Self managed: highly scalable
Senior
Management
Kevin Grant, CEO, President, Chairman
Frances Spark, CFO
Company intends to distribute all or substantially all of its REIT taxable income

CYS: 84.0%
120.00
100.00
80.00
60.00
40.00
20.00
0.00
-20.00
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13

Q113:
0.94%
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13

CYS Goal:
Deliver Competitive Total Return Through Dividends

June 11, 2009 – March 31, 2013

June 11, 2009 – March 31, 2013
Source: Company filings , Bloomberg
CYS vs. Bloomberg REIT Index, S&P
500¹,
6/2009 – 3/2013 CYS Expense
Ratio²
(%), 6/2009 – 3/2013

7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
Borrow Short
Invest Long
May 13, 2013
CYS INVESTMENTS
Jan-05
Apr-05
Jul-05
Oct-05
Jan-06
Apr-06
Jul-06
Oct-06
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13

Investment Environment
15 Year Fixed Hedged with Swaps:
1/2005 – 5/2013
15 Year Hedged
(i)
15 Year Unhedged
(ii)
Source: Bloomberg.
Note: Spreads calculatedas: (i) 15 year CC Index = 50% 4 year swap, and (ii) 15 year Current Coupon Index

CYS INVESTMENTS

3.500
3.000
2.500
2.000
1.500
1.000
0.500
0.000
-0.500
-1.000
May 13, 2013
1/14/05
7/14/05
1/14/06
7/14/06
1/14/07
7/14/07
1/14/08
7/14/08
1/14/09
7/14/09
1/14/10
7/14/10
1/14/11
7/14/11
1/14/12
7/14/12
1/14/13

1.10
1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
May 13, 2013
31-Oct
30-Nov
31-Dec
31-Jan
28-Feb
31-Mar
30-Apr

75
70
65
60
55
50
45
40
May 13, 2013
17-Apr
17-May
17-Jun
17-Jul
17-Aug
17-Sep
17-Oct
17-Nov
17-Dec
17-Jan
17-Feb
17-Mar
17-Apr
17-May

Volatility in the Cap/Floor Markets Hit a
Low in Mid-March
30 Yr MBS - 15 Yr MBS Spread 7 Yr Cap/Floor Implied Vol
Nov 2012 – May 2013 April  2012 – May 2013
30 Year MBS Cheapened Meaningfully
Relative to 15 Year MBS
5 Year Swap vs. 1 Month LIBOR
Jan 2005 – May 2013
Yield Curve
Creates positive carry
Very low cost of financing
Good ROE
Hedge flexibility very important
Fed still fighting deflation
30 Year MBS Now Priced for Operation Taper

Fed Voters:
Dovish, But Language Suggests Operation Taper
Duke
Tarullo
Yellen
Raskin
Powell
Stein
Pianalto Dudley
Dudley
Evans
Rosengren
Bullard
George
Source: federalreserve.gov, Macroeconomic Advisers, LLC, Bank of America Merrill Lynch, Bloomberg, Wall Street Journal, Indiana University, Marketwatch, Thomson Reuters, Federal Reserve Bank of
Atlanta, Federal Reserve Bank of Chicago, Federal Reserve Bank of Cleveland, Maryland Consumer Rights Coalition, Boston Globe, Businessweek, Newsweek, Washington Post, CNBC.
Fisher Kocherlakota
Plosser
Hawkish Dovish Neutral
Bernanke
2/22/13 There are legitimate
concerns associated with the costs
and benefits of continued asset
purchases.
3/8/13 it might be appropriate at some point
to adjust the pace of MBS purchases in
response to developments in primary or
secondary mortgage markets.
2/27/13 It would be best to taper the
dose of QE so that markets can adjust
gradually to the eventual removal of
this treatment.
3/6/13 I would like the FOMC to
begin to taper these purchases with
an aim toward ending them before
the end of the year.
2/22/13 The idea of tapering the program
at some point in the future may be gaining
steam on the committee.
2/28/13 We are much more attuned to
monitoring financial markets, risk pricing,
and potential stress points in the financial
system
3/25/13 At some point, I expect that I will see
sufficient evidence of economic momentum to
cause me to favor gradually dialing back the pace
of asset purchases.
2013
Voters
2014
Voters

70%
60%
50%
40%
30%
20%
10%
0%
with OT2
with no balance sheet action after OT1
(0,3]
(3,4]
(4,6]
(6,8]
(8,10]
(10,20]
(20,30]

40%
35%
30%
25%
20%
15%
10%
5%
0%
Beginning of OT1
Beginning of QE1
1997
1999
2001
2003
2005
2007
2009
2011

The Fed’s Tools:
Forward Rate Guidance; OT2; QE3
Fed Ownership Shares of Nominal Notes and
Bonds in March 2013 with and without OT2
• With no operations after OT1, the Fed would own nearly 30% of the 10+ sector.
• With OT2, that share would increase to over 40%.
Fed Ownership of Treasuries Outstanding
Maturing in Over Ten Years
Source: Macroeconomic Advisers, U.S. Treasury, Federal Reserve. Updated May 24, 2012.

Central Banks:
Decidedly More Accommodative - Focus on Global Deflation Risk
Xiaochuan
China
Bernanke
USA
Kuroda
Japan
Australia
Stevens
New Zealand
Bollard
Draghi
EU
Tombini
Brazil
Subbarao
India
Hawkish Dovish Neutral
Draghi
EU
Subbarao
India
Xiaochuan
China

Bank of Canada Governor Mark Carney will become Governor of the Bank of England onJuly 1,2013, Stephen Poloz takes over the Bank of Canada on June 3
Canada
Poloz

CYS INVESTMENTS

116,000
115,000
114,000
113,000
112,000
111,000
110,000
109,000
108,000
107,000
106,000
2000
2002
2004
2006
2008
2010
2012
2014

700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
Q1 89
Q1 91
Q1 93
Q1 95
Q1 97
Q1 99
Q1 01
Q1 03
Q1 05
Q1 07
Q1 09
Q1 11
Q1 13

240
200
160
120
80
40
0
1940
1950
1960
1970
1980
1990
2000
2010
2020

11
10
9
8
7
6
5
4
3
2
1940
1950
1960
1970
1980
1990
2000
2010
2020

90
85
80
75
70
65
60
1970
1975
1980
1985
1990
1995
2000
2005
2010
2015

4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
1990
1995
2000
2005
2010
2015

Economic Recovery Below Normal Pace
U.S. Retail Gasoline Price, Regular Grade
1990 – Present
$ per gal
Capacity Utilization: Manufacturing
1970 – Present
%
Civilian Unemployment Rate
1940 - present
%
CPI-U All Items, Core
1940 – Present
% Change - Year to Year
Total Nonfarm Private Payroll Employment
2000 - present
000’s
Challenger, Gray & Christmas, Inc.
Job Cut Announcement Report
Q1/89 – Q1/13, by Quarter
Source: S&P, Federal Reserve Bank of St. Louis, Fiserv, and Macromarkets LLC / Haver Analytics, BLS, Challenger, Gray & Christmas, US  Dept. of Energy, NYMEX

Home mortgage debt Growth ($BN)
Growth rate
350
300
250
200
150
100
50
0
-50
-100
-150
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
2004 Q1
2005 Q1
2006 Q1
2007 Q1
2008 Q1
2009 Q1

$ billions
4000
3500
3000
2500
2000
1500
1000
500
0
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012(est)

Mortgage Market Shrinkage Likely to Continue
Residential Mortgage Debt Decline Driven By:
1. Declining home prices
2. Delevering Consumers/Homeowners
3. Psychology of lower leverage
4. Low volume of new and existing home sales
5. All-cash home purchase transactions, and higher downpayments
6. Scheduled principal payments
7. High percentage of cash-in refis versus cash-out refis.
Growth in Residential
Mortgage Debt
2004 -2012
Source:  Deutsche Bank, BLS, LPS Applied Analytics, Financial Stability Oversight Council 2012 Annual Report

Mortgage Origination Volume
1990 - 2012

GRAB
TBA
1) Actions
2) Tools
3) Settings
Fixed Income Trading
09:14
4) TBA30
5) TBA15
6) MBS
7) Swaps
21) FN30
22) FN15
23) GD30
24) GD15
25) GN30
26) GN15
27) GNII
2.5
3.0
3.5
Jun 103-18+ / 19+ 1 - 2 + 03 105-03 / 04 1 - 1 03 105-30+ / 31+ 1 - 1 + 03+
Jul 103-12 / 13 1 - 2 03 104-30+ / 00 1 - 2 + 03 105-28+ / 29+ 1 - 1 + 04
Aug 103-05+ / 06+ 1 - 1 00+ 104-25+ / 27 1 - 1 105-25+ / 27 1 - 1 + 08+
Jun/Jul 06⅜ / 06⅝ 1 - 2 - 00⅛ 04⅛ / 04+ 1 - 2 02+ / 02¾ 1 - 1 - 00¼
Jul/Aug
4.0
4.5
5.0
Jun 106-23 / 24 1 - 1 + 00+ 1 - 2 - 02+ 107-04+ / 05+ 1 - 1 --
Jul 106-21+ / 23+ 1 - 1 + 02+ 106-28+ / 30+ 1 - 1 - 03 107-02 / 03 1 - 1 --
Aug 106-18 / 19+ 1 - 1 + 07+ 106-30+ / 31+ 1 - 1
Jun/Jul 007⁄8 / 01⅛ 1 - 1 - 02⅛ 02¾ / 03 1 - 1 -- 02⅜ / 02⅝ 1 - 1 --
Jul/Aug
Benchmarks
Treas 2Y 99-24¾ / 25 0.241 / 237 + 00+
Treas 3Y 99-18¼ / 18+ 0.394 / 392 + 01¼
Treas 5Y 98-31¾ / 00 0.833 / 831 + 04
Treas 7Y 98-24+ / 25 1.311 / 309 + 06
Treas 10Y 98-08 / 08+ 1.943 / 942 + 09¼
Treas 30Y 94-16+ / 17 3.159 / 158 + 19
Roll Analysis-FNCI
Jun/Jul
RteC
0.4
Cpn CPR Drp B/E Drp B/E Rte B/E CPR
2.50 6.39 6.375 4.427 -0.297
3.00 14.93 4.125 3.941 0.336 13.774
3.50 23.74 2.500 2.975 0.563 25.954
4.00 31.44 0.875 1.560 0.632 33.953
4.50 29.10 2.750 3.226 0.561 30.853
Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000
Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2013 Bloomberg Finance L.P.
SN 831294 H342-5666-1 15-May-13 9:14:13 EDT GMT-4:00

Economics of Forward Purchase Source: Bloomberg 05/15/13 12

20 Year Fixed: 6%
30 Year Fixed: 31%
Hybrid ARMs: 17%
15 Year Fixed: 46%

$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13

Portfolio Composition and Results
1 As of  3/31/12
Note: the 12/12 dividend was composed of $0.40 regular cash, and $0.52 special dividend.
Total Agency RMBS: $20,063 million
CYS Common Stock Dividends: 9/2009 – 4/2013
CYS Agency RMBS Portfolio1

Portfolio Characteristics
CYS Agency RMBS Portfolio Characteristics*
* As of 3/31/13
(1) MTR, or “Months to Reset,” is the number of months remaining before the fixed rate ona hybrid ARM becomesa variable rate. At theend of the fixed period, the variable rate will be determined by the marginand the pre-specifiedcaps of the ARM. After the fixed period, the interest rates on 100% of our hybrid ARMs resetannually.
(2) CPR, or “Constant Prepayment Rate,” is a method of expressing the prepayment rate fora mortgage pool that assumes that aconstant fraction of the remaining principal is prepaideach month or year. Specifically, the CPR isan annualized version of the prior threemonth prepayment rate. Securities with no prepayment history areexcluded from this calculation.
(3) Weighted average months to reset of our hybrid ARM portfolio.

Par Value Fair Value Weighted Average
Asset Type (in thousands) Cost/Par
Fair
Value/Par MTR
(1)
Coupon CPR
(2)
15 Year Fixed Rate $8,774,166 $9,228,421 $104.38 $105.18 N/A 2.98% 14.9%
20 Year Fixed Rate 1,059,923 1,112,782 104.94 104.99 N/A 3.16% 5.7%
30 Year Fixed Rate 5,957,689 6,283,218 105.14 105.46 N/A 3.53% 8.8%
Hybrid ARMs 3,282,679 3,438,118 103.70 104.74 74.5 2.64% 15.4%
Total/Weighted
Average
$19,074,457 $20,062,539 $104.53 $105.18 74.5
(3)
3.11% 13.4%

History of Transparent and Consistent Financial Reporting
CYS uses Financial Reporting for Investment Companies
CYS Financial Reporting – Transparent and Best in Class
Schedule of investments
NAVs have reflected mark-to-market accounting since inception
Realized and unrealized losses taken through income statement in period incurred
No OCI account on balance sheet

Financial Information
(1) Drop income is a component of our net income accounted for as net gain from investments on our statement of operations and therefore excluded from our Core Earnings.
(2) Core earnings is defined as net income (loss) available to common shares excluding net gain (loss) on investments, net realized gain (loss) on termination of swap contracts and unrealized appreciation (depreciation) on swap and cap contracts. 16
Income Statement Data (in 000's) 3/31/2013 12/31/2012
Total investment income $      73,101 $      79,579
Interest expense 15,031 16,378
Operating expenses 5,553 4,787
Total expenses 20,584 21,165
Net investment income 52,517 58,414
Net gain (loss) from investments (78,811) (95,994)
Net gain (loss) from swap and cap contracts 10,091 (2,363)
Net income (loss) (16,203) (39,943)
Dividend on preferred shares (1,453) (1,452)
Net income available to common shares ($17,656) ($41,395)
Net income per common share (diluted) ($0.10) ($0.24)
Drop income per common share (diluted)
(1)
$0.15 $0.18
Core Earnings per common share (diluted)
(2)
$0.17 $0.21
Distributions per common share $0.32 $0.92
Non-GAAP Measure/Reconciliation (in 000's)
NET INCOME (LOSS) AVAILABLE TO COMMON SHARES (17,656) (41,395)
Net (gain) loss from investments 78,811 95,994
Net (gain) loss from termination of swap and cap contracts (8,630) 0
Net unrealized (appreciation) depreciation on swap and cap contracts (23,417) (16,965)
Core Earnings $29,108 $37,634

Financial Information
(1) Our average yield on settled Agency RMBS for the period was calculated by dividing our interest income from Agency RMBS by our average settled Agency RMBS.
(2) Our average cost of funds and hedge forthe period wascalculated by dividing our total interest expense, including our net swap and cap interest income (expense), by ouraverage repurchase agreements.
(3) Our interest rate spread net of hedge for the period was calculated by subtracting our average cost of funds and hedge from our average yield on Agency RMBS.
(4) The interest rate spread net of hedgeincluding dropincome for the period is calculated by subtractingadjustedaveragecost of fundsand hedge fromaverage total yield on Agency
RMBS including drop income.
(5) Our operating expense ratio is calculated by dividing operating expenses by average net assets.
(6) Our leverage ratio was calculated by dividing (i) the Company’s repurchase agreements balance plus payable for securities purchased minus receivable for securities sold by (ii) net assets.
*           All percentages are annualized.

Three Months Ended
Key Metrics* 3/31/2013 12/31/2012
Average yield on settled Agency RMBS
(1)
1.80% 1.97%
Average cost of funds and hedge
(2)
1.05% 1.03%
Interest rate spread net of hedge
(3)
0.75% 0.94%
Interest rate spread net of hedge including drop income
(4)
1.16% 1.31%
Operating expense ratio
(5)
0.94% 0.76%
Leverage ratio (at period end)
(6)
7.8:1 7.7:1
As of
Balance Sheet Data (in 000's) 3/31/2013 12/31/2012
Cash and cash equivalents $13,463 $13,882
Receivable for securities sold $414,936 $10,343
Repurchase agreements $13,760,475 $13,891,307
Payable for securities purchased $4,657,501 $4,515,501
Net assets $2,322,076 $2,402,662
Net assets per common share $12.87 $13.31

Wells Fargo Securities Research & Economics Specialty Finance Conference May 16, 2013